PROVIDENT

Provident Financial Holdings, Inc.

# Third Quarter of Fiscal 2020

March 31, 2020

# Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

| Provident Financial Holdings, Inc. | |
|---|---|
| Nasdaq GS: | PROV |
| Share Price: | $15.23 |
| 52-Week Range: | $12.00 - $22.99 |
| Shares Outstanding: | 7,436,315 shares |
| Market Capitalization: | $113.3 million |
| P/E (ttm): | 17.11x |
| Diluted EPS (ttm): | $0.89 |
| Annual Dividend & Yield: | $0.56 (3.68%) |
| | |
| As of March 31, 2020 | |

# Franchise Overview



## Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks

# Financial Performance

## Developments

- Net Interest Income decreases approximately 7% (sequential quarter)
- Net Interest Margin decreases by 29 basis points (sequential quarter)
- Provision for Loan Losses increases to $874,000 in the third quarter of fiscal 2020.
- Non-Interest Income decreases by 18% (sequential quarter)
- Operating Expenses decrease by 1% (sequential quarter)
- Efficiency Ratio increases to 75.12%

## Net Interest Income



(In Millions)
$9.8
$9.6
$9.4
$9.6
$9.6
$8.9
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Non-Interest Income



(In Millions)
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$1.3
$2.3
$1.4
$1.7
$1.3
$1.2
$1.3
$1.1
$0.0
$(0.1)
$0.0
$0.0
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Gain on Sale of Loans
Other Fees

## Operating Expenses



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.9
$13.0
$9.7
$7.2
$7.6
$7.5
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

# Financial Performance

## Pre-Provision, Pre-Tax Earnings (Loss)



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.6
$(0.3)
$1.0
$3.4
$3.4
$2.5
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Pre-Tax Income (Loss)



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.8
$(0.3)
$1.1
$3.6
$3.5
$1.6
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Quarterly Net Income (Loss)



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.0
$(0.2)
$0.8
$2.6
$2.4
$1.1
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Diluted Earnings (Loss) Per Share



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$0.26
$(0.02)
$0.10
$0.33
$0.31
$0.15
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

# Financial Ratios

## Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
3.54%
3.53%
3.52%
3.64%
3.59%
3.30%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Efficiency Ratio


110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
81.00%
102.65%
90.38%
67.95%
68.78%
75.12%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Return on Average Assets


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
0.69%
(0.05)%
0.29%
0.95%
0.87%
0.41%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Return on Average Equity


10.00%
7.50%
5.00%
2.50%
0.00%
(2.50)%
6.42%
(0.49)%
2.60%
8.46%
7.81%
3.70%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

# Balances and Activity

## Developments

- Loans Held for Investment balance increases 3% from March 31, 2019.
- Yield on Loans Held for Investment decreases 16 basis points from March 31, 2019
- Deposit costs decline by three basis points from March 31, 2019
- Borrowing costs decline by 22 basis points from March 31, 2019

## Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$92
$109
$100
$91
$82
$74
$875
$884
$880
$924
$942
$914
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19
03/31/20
Loans Held for Investment
Investment Securities

## Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$447
$312
$113
$450
$315
$115
$439
$325
$112
$480
$328
$111
$479
$347
$108
$476
$327
$106
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19
03/31/20
Muti-Family
Single-Family
Commercial Real Estate

## Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$39
$44
$51
$93
$82
$29
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

# Balances and Activity

## Loans Held for Investment Composition

| Loan Category (Dollars In Thousands) | Balance as of 03/31/20 | Interest Rate | Balance as of 03/31/19 | Interest Rate |
|---|---|---|---|---|
| Single-Family | $ 326,686 | 4.16% | $ 314,824 | 4.52% |
| Multi-Family | 475,941 | 4.33% | 449,812 | 4.35% |
| Commercial Real Estate | 105,691 | 4.78% | 115,355 | 4.92% |
| Construction | 6,346 | 6.49% | 4,139 | 7.44% |
| Other | - | 0.00% | 167 | 6.50% |
| Commercial Business | 502 | 6.05% | 483 | 6.32% |
| Consumer | 122 | 15.00% | 133 | 15.47% |
| Total Loans Held for Investment | $ 915,288 | 4.34% | $ 884,913 | 4.50% |
| Advance Payments of Escrows | 193 | | 225 | |
| Deferred Loan Costs, net | 6,636 | | 5,496 | |
| Allowance for Loan Losses | (7,810) | | (7,080) | |
| Total Loans Held for Investment, net | 914,307 | | 883,554 | |

## Loan Composition as of 03/31/20



Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 11%
Consumer 0%
Single-Family 36%
Multi-Family 52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

# Balances and Activity

## Deposits and Borrowings



$1,000
$800
$600
$400
$200
$0
(In Millions)
$111
$101
$101
$131
$131
$131
$224
$210
$193
$191
$186
$186
$649
$667
$648
$641
$648
$650
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19
03/31/20
Transaction Accounts
Time Deposits
Borrowings

## Deposit Composition

| Category (Dollars In Thousands) | At 03/31/2020 | Rate | At 03/31/2019 | Rate |
|---|---|---|---|---|
| Checking Accounts - Non Interest-Bearing | $ 86,585 | - % | $ 90,874 | - % |
| Checking Accounts - Interest-Bearing | 270,389 | 0.12% | 269,649 | 0.12% |
| Savings Accounts | 261,659 | 0.20% | 271,971 | 0.20% |
| Money Market Accounts | 31,575 | 0.21% | 34,229 | 0.21% |
| Time Deposits | 185,623 | 1.08% | 210,161 | 1.14% |
| Total Deposits | $ 835,831 | 0.35% | $ 876,884 | 0.38% |
| | | | | |
| Brokered Deposits Included Above | $ - | - % | $ 1,567 | 3.88% |

## Deposit Composition at 03/31/20



11%
22%
4%
32%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

## Borrowings Maturity Schedule

| Category (Dollars In Thousands) | At 03/31/2020 | Rate | At 03/31/2019 | Rate |
|---|---|---|---|---|
| Overnight | $ - | - | $ - | - |
| Three Months or Less | - | - | - | - |
| Over Three to Six Months | - | - | - | - |
| Over Six to Twelve Months | 20,000 | 3.85% | - | - |
| Over One to Two Years | 31,063 | 1.90% | 20,000 | 3.85% |
| Over Two to Three Years | 20,000 | 1.75% | 21,121 | 2.06% |
| Over Three to Four Years | 40,000 | 2.25% | - | - |
| Over Four to Five Years | 10,007 | 2.61% | 40,000 | 2.25% |
| Over Five Years | 10,000 | 2.79% | 20,000 | 2.70% |
| Total Borrowings | $ 131,070 | 2.40% | $ 101,121 | 2.62% |

# Asset Quality

## Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio of 0.33% on March 31, 2020
- No REO
- Early-Stage Delinquencies remain at low levels

## NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.00%
0.75%
0.50%
0.25%
0.00%

| | 12/31/18 | 03/31/19 | 06/30/19 | 09/30/19 | 12/31/19 | 03/31/20 |
|---|---|---|---|---|---|---|
| Non-Performing Assets | $6,062 | $6,115 | $6,218 | $5,230 | $3,427 | $3,635 |
| NPA to Total Assets | 0.54% | 0.55% | 0.57% | 0.47% | 0.31% | 0.33% |
| ALLL to LHI | 0.80% | 0.79% | 0.80% | 0.74% | 0.73% | 0.85% |

## (Recovery ) Provision for Loan Losses



(In Thousands)
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
$(217)
$4
$(25)
$(181)
$(22)
$874
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Non-Performing Asset Composition 03/31/20



0%
0%
0%
0%
1%
0%
99%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

# Asset Quality

## Allowance for Loan Losses (ALLL)


(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,061
$7,080
$7,076
$6,929
$6,921
$7,810
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19
03/31/20

## ALLL Allocation as of 03/31/20


2%
0%
0%
0%
14%
33%
51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

## Delinquent and Non-Performing Loans

| | At March 31, 2020 | | | | At March 31, 2019 | | | |
|---|---|---|---|---|---|---|---|---|
| | 30 - 89 Days | | Non-performing | | 30 - 89 Days | | Non-performing | |
| (Dollars In Thousands) | # of Loans | Balance | # of Loans | Balance | # of Loans | Balance | # of Loans | Balance |
| Mortgage Loans: | | | | | | | | |
| Single-Family | 5 | $2,823 | 16 | $3,875 | 2 | $696 | 20 | $5,574 |
| Multi-Family | - | - | - | - | - | - | - | - |
| Commercial Real Estate | - | - | - | - | - | - | - | - |
| Construction | - | - | - | - | - | - | 1 | 745 |
| Other | - | - | - | - | - | - | - | - |
| Commercial Business Loans | - | - | 1 | 40 | - | - | 1 | 53 |
| Consumer Loans | - | - | - | - | - | - | - | - |
| Total | 5 | $ 2,823 | 17 | $ 3,915 | 2 | $ 696 | 22 | $ 6,372 |

## Net Charge-Offs (Recoveries)


(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(123)
$(15)
$(21)
$(34)
$(14)
$(15)
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

# Asset Quality

## Geographic Location

| Category | Inland Empire | | Southern California [(1)] | | Other California | | Other States | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Balance | Percentage | Balance | Percentage | Balance | Percentage | Balance | Percentage | Balance | Percentage |
| Single-Family | $ 88,682 | 27% | $ 154,913 | 48% | $ 82,393 | 25% | $ 698 | 0% | $ 326,686 | 100% |
| Multi-Family | 68,185 | 14% | 300,413 | 64% | 107,029 | 22% | 315 | 0% | 475,942 | 100% |
| Commercial Real Estate | 23,912 | 23% | 47,968 | 45% | 33,810 | 32% | - | 0% | 105,690 | 100% |
| Construction | 792 | 13% | 4,264 | 67% | 1,290 | 20% | - | 0% | 6,346 | 100% |
| Other | - | 0% | - | 0% | - | 0% | - | 0% | - | 0% |
| Total | $ 181,571 | 20% | $ 507,558 | 55% | $ 224,522 | 25% | $ 1,013 | 0% | $ 914,664 | 100% |

(1) Other than Inland Empire.

## Geographic Location 03/31/20



0%
20%
25%
55%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

# Asset Quality

## Single-Family (1st) – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2012 & Prior | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | TOTAL |
| Loan Balance (In Thousands) | $72,987 | $1,349 | $2,496 | $7,288 | $22,548 | $44,531 | $54,326 | $104,761 | $9,641 | $319,927 |
| Weighted Avg. LTV (1) | 55% | 41% | 62% | 65% | 61% | 69% | 67% | 60% | 64% | 62% |
| Weighted Avg. Age (In Years) | 14.36 | 6.87 | 5.67 | 4.84 | 3.50 | 2.80 | 1.75 | 0.61 | 0.15 | 4.60 |
| Weighted Avg. FICO (2) | 730 | 752 | 742 | 747 | 755 | 736 | 747 | 772 | 759 | 751 |
| Number of Loans | 291 | 17 | 10 | 11 | 46 | 72 | 93 | 176 | 13 | 729 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 37% | 57% | 30% | 15% | 27% | 37% | 46% | 9% | 0% | 27% |
| Southern California (3) | 51% | 23% | 40% | 68% | 36% | 41% | 46% | 51% | 51% | 48% |
| Other California | 11% | 20% | 30% | 17% | 37% | 22% | 8% | 40% | 49% | 25% |
| Other States | 1% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

## Multi-Family – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2012 & Prior | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | TOTAL |
| Loan Balance (In Thousands) | $21,117 | $17,738 | $25,089 | $54,432 | $96,670 | $64,719 | $72,962 | $110,376 | $12,838 | $475,941 |
| Weighted Avg. LTV (1) | 40% | 46% | 48% | 49% | 46% | 47% | 44% | 51% | 51% | 47% |
| W. Avg. Debt Coverage Ratio (2) | 1.85x | 1.81x | 1.83x | 1.70x | 1.67x | 1.67x | 1.56x | 1.57x | 1.56x | 1.65x |
| Weighted Avg. Age (In Years) | 11.58 | 6.59 | 5.71 | 4.68 | 3.75 | 2.82 | 1.83 | 0.69 | 0.11 | 3.18 |
| Weighted Avg. FICO (3) | 739 | 769 | 768 | 753 | 763 | 750 | 756 | 764 | 758 | 759 |
| Number of Loans | 41 | 32 | 43 | 98 | 121 | 105 | 90 | 110 | 15 | 655 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 22% | 43% | 11% | 14% | 11% | 19% | 12% | 10% | 27% | 14% |
| Southern California (4) | 64% | 41% | 52% | 60% | 61% | 65% | 69% | 68% | 59% | 63% |
| Other California | 13% | 16% | 37% | 26% | 28% | 16% | 19% | 22% | 14% | 23% |
| Other States | 1% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

## Commercial RE – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2012 & Prior | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | TOTAL (5)(6) |
| Loan Balance (In Thousands) | $9,593 | $2,840 | $8,342 | $15,757 | $13,939 | $17,458 | $15,416 | $16,781 | $5,565 | $105,691 |
| Weighted Avg. LTV (1) | 42% | 43% | 32% | 39% | 46% | 41% | 42% | 42% | 36% | 41% |
| W. Avg. Debt Coverage Ratio (2) | 1.95x | 1.76x | 2.39x | 1.81x | 1.59x | 1.85x | 1.65x | 1.43x | 2.21x | 1.78x |
| Weighted Avg. Age (In Years) | 7.64 | 6.99 | 5.62 | 4.69 | 3.88 | 2.59 | 1.80 | 0.72 | 0.11 | 3.35 |
| Weighted Avg. FICO (3) | 741 | 789 | 752 | 753 | 761 | 775 | 756 | 759 | 734 | 758 |
| Number of Loans | 11 | 5 | 15 | 21 | 20 | 21 | 25 | 19 | 8 | 145 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 77% | 29% | 18% | 30% | 12% | 23% | 12% | 12% | 0% | 23% |
| Southern California (4) | 23% | 71% | 58% | 26% | 62% | 53% | 44% | 47% | 38% | 45% |
| Other California | 0% | 0% | 24% | 44% | 26% | 24% | 44% | 41% | 62% | 32% |
| Other States | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $42.8 million in Mixed Use; $22.6 million in Office; $17.3 million in Retail; $7.8 million in Mobile Home Parks; $6.5 million in Warehouse; $4.1 million in Medical/Dental Office; $2.6 million in Mini-Storage; $1.1 million in Restaurant/Fast Food; $0.6 million in Automotive – Non-Gasoline; and $0.3 million in Light Industrial/Manufacturing.
(6) Consisting of $99.6 million or 94.2% in investment properties and $6.1 million or 5.8% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

# Capital Management

## Developments

- Bank Capital Ratios remain strong
- 3.68% cash dividend yield (approximately)
- Repurchased approximately 47,000 shares of common stock

## Stock Repurchase Plan Activity



(# of Shares)
50,000
40,000
30,000
20,000
10,000
-
-
23,748
28,251
16,924
2,361
46,756
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20

## Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

| | 12/31/18 | 03/31/19 | 06/30/19 | 09/30/19 | 12/31/19 | 03/31/20 |
|---|---|---|---|---|---|---|
| Tier 1 Leverage Ratio | 9.96% | 10.17% | 10.50% | 10.21% | 10.24% | 10.36% |
| CET1 Ratio | 17.17% | 17.24% | 18.00% | 16.32% | 16.62% | 17.26% |
| Tier 1 Risk-Based Capital Ratio | 17.17% | 17.24% | 18.00% | 16.32% | 16.62% | 17.26% |
| Total Risk-Based Capital Ratio | 18.26% | 18.34% | 19.13% | 17.37% | 17.65% | 18.45% |

## Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x

| | 06/30/18 | 09/30/18 | 12/31/18 | 03/31/19 | 06/30/19 | 09/30/19 | 12/31/19 | 03/31/20 |
|---|---|---|---|---|---|---|---|---|
| Price/TBV | 1.18x | 1.13x | 0.95x | 1.23x | 1.30x | 1.27x | 1.32x | 0.92x |